UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

March 26, 2002

Date of Report (Date of earliest event reported)

VAIL RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9614 (Commission file number)	51-0291762 (I.R.S. Employer Identification No.)

137 Benchmark Road

Avon, Colorado 81620

(Address of principal executive offices)

(970) 845-2500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other events.

On March 26, 2002, Vail Resorts, Inc. issued the press release attached to this Form 8-K as Exhibit 99 and incorporated by reference herein, announcing that it had entered into a contract to acquire Heavenly Ski Resort in the Lake Tahoe area of California and Nevada from American Skiing Company.

The description contained in this Form 8-K of the transactions contemplated by such contract is qualified in its entirety by reference to the full text of the contract, a copy of which is attached to this Form 8-K as Exhibit 2.

Item 7. Financial Statements and Exhibits.

(a) No financial statements are required to be filed with this report.

(b) No pro-forma financial information is required to be filed with this report.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2

Purchase Agreement, dated as of March 26, 2002, by and among Heavenly Valley Ski & Resort Corporation, Heavenly Corporation, American Skiing Company, VR Heavenly I, Inc., VR Heavenly II, Inc. and Vail Resorts, Inc.

99	Press Release dated March 26, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2002

VAIL RESORTS, INC.

By: /s/ James P. Donohue
Name:	James P. Donohue
Title:	Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2

Purchase Agreement, dated as of March 26, 2002, by and among Heavenly Valley Ski & Resort Corporation, Heavenly Corporation, American Skiing Company, VR Heavenly I, Inc., VR Heavenly II, Inc. and Vail Resorts, Inc.

99	Press Release dated March 26, 2002